EXHIBIT 10.1 - ASSIGNMENT AND ASSUMPTION AGREEMENT
--------------------------------------------------


                       ASSIGNMENT AND ASSUMPTION AGREEMENT
                       -----------------------------------



THIS AGREEMENT made effective as of the 20th day of September, 2000.


BETWEEN:
                  PASQUALE CUSANO, Businessman, of
                  ---------------
                  573 West 23rd Street, North Vancouver,
                  British Columbia

                  (the "Vendor")
                                                               OF THE FIRST PART
AND:
                  VITA EQUITY INC., a USA corporation
                  ----------------
                  Having an office in Las Vegas, Nevada


                  (the "Purchaser")

                                                              OF THE SECOND PART

WHEREAS:
--------

A. The Vendor is the legal and beneficial owner of the Property, as hereinafter defined.

B. The Vendor has agreed to sell to the Purchaser and the Purchaser has agreed to purchase from the Vendor all of the beneficial interest of the Vendor in and to the Property, as hereinafter defined, upon and subject to the terms and conditions herein set forth, it being the intention of the parties hereto that the purchase price for the beneficial ownership of the Property will be the fair market value thereof.

IN  CONSIDERATION  of the  premises,  mutual  covenants  and  agreements  herein
-----------------
contained and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:

1.   Definitions and Interpretation
-----------------------------------

1.1 In this Agreement, the following words or expressions shall have the following meanings, namely:

     a)   "Appraised Value" has the meaning ascribed thereto by paragraph 3;
           ---------------

     b)   "Declaration  of Trust"  means the  declaration  of trust  between the
           ---------------------
          Vendor and the Purchaser executed concurrently with this Agreement in the form attached hereto as Schedule A;
     c)   "Effective Date" means the 20th day of September, 2000;
           --------------
     d)   "Property" means, one common no par value share in the capital of Vita
           --------
          Equity Inc., a company incorporated pursuant to the laws of the Province of British Columbia, Incorporation No. 280571. (hereinafter "Vita Equity Canada") ;
     e)   "Purchase Price" has the meaning ascribed thereto by paragraph 3;
           --------------

1.2 Schedule A - Declaration of Trust, attached hereto, shall be incorporated into and form a part of this Agreement:

2.   Purchase and Sale
----------------------

2.1 The Vendor hereby transfers, sells, assigns and sets over to the Purchaser and the Purchaser hereby purchases, as of the Effective Date the beneficial ownership in the Property on the terms and conditions hereinafter set forth.

2.3 The Vendor shall continue to hold the legal title to the Property in trust, as bare trustee, for and on behalf of the Purchaser from the Effective Date, in accordance with the terms and conditions of the Declaration of Trust.

2.4 The Purchaser hereby assumes all non-financial liabilities, encumbrances and charges related to the Property, if any.

3.   Purchase Price
-------------------

     The purchase price (the "Purchase Price" or "Appraised Value") for the ownership of the Property transferred and assigned pursuant to this Agreement shall be the fair market value thereof as of the Effective Date, which the parties have determined to be (USD)$8,000.00

4.   Payment of Purchase Price
------------------------------

     The Purchase Price for the Property transferred and assigned pursuant to this Agreement shall be paid or otherwise satisfied by payment in cash or bank draft to the Vendor of EIGHT THOUSAND ($8,000) U.S. DOLLARS.

5.   Vendor's Representations and Warranties
--------------------------------------------

5.1  The Vendor hereby represents and warrants to the Purchaser that:

     a)   it is the legal and beneficial owner of the Property;
     b) it has the ability to perform its obligations under this Agreement including without limitation the transfer of the Property to the Purchaser, and no third party consents or authorizations are required prior to the transfer of the beneficial ownership of the Property to the Purchaser, other than from Vita Equity Canada, which consent has been obtained;
     c) the Vendor is not a non-resident of Canada within the meaning of the Act; and

5.2  The Purchaser hereby represents and warrants to the Vendor that:

     a) it has the ability to perform its obligations under this Agreement and without limiting the foregoing has the capacity to enter into and perform its obligations under the Declaration of Trust;
     b) it is purchasing the Property for use in the course of its commercial activities;

5.3 The representations and warranties set out in this paragraph 5 shall survive the completion of the transactions contemplated by this Agreement.

6.   Further Assurances
-----------------------

     The Vendor and the Purchaser shall do or cause to be done all such further acts and things and shall execute or cause to be executed all such further deeds, documents, elections and instruments as may be reasonably necessary for the purpose of completing the transactions contemplated by this Agreement.

8.   Enurement
--------------

     This Agreement shall enure to the benefit of and be binding upon the parties hereto and their respective successors and assigns.

9.   Notices
------------

     All notices, directions, or other instruments required or permitted to be given to the parties hereto shall be in writing and shall be delivered to the address of the party to whom it is directed as set forth on the first page of this Agreement.

10.  Modification
-----------------

     This Agreement may not be modified or amended except by an instrument in writing signed by the parties hereto or their respective successors or assigns.

11.  Governing law
------------------

     This Agreement shall be governed by and be construed in accordance with the laws of the Province of British Columbia and of Canada applicable therein.

12.  Headings
-------------

     The headings of the clauses of this Agreement are inserted for convenience of reference only and shall not constitute a part hereof.

13.  Time of essence
--------------------

     Time shall be of the essence of this Agreement.

14.  Counterparts and Facsimile
-------------------------------

     This Agreement may be signed and delivered in counterparts and/or by electronic facsimile by the parties in counterparts, each of which so signed shall be deemed to be an original, and such counterparts together shall constitute one and the same instrument.

IN WITNESS  WHEREOF the parties have caused these  presents to be executed as of
-------------------
the Effective Date.

                                             VITA EQUITY INC. (USA)
                                             ----------------------


                                             Per:     /s/ Dwight Webb
                                                  ------------------------------
                                                      Authorized Signatory




                                                      /s/ Pasquale Cusano
                                             -----------------------------------
                                             PASQUALE CUSANO